Note 2 - Summary of Significant Accounting Policies (Details) - Gross and Net Carrying Amounts of Intangible Assets Subject to Amortization (USD $) In Thousands, unless otherwise specified	3 Months Ended
	Mar. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Gross and Net Carrying Amounts of Intangible Assets Subject to Amortization [Abstract]
Intellectual property	$ 519	$ 519	$ 519
Intellectual property	(423)	(418)	(401)
Intellectual property	$ 96
Intellectual property	6 years